SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 18, 2003


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                       000-26172                     58-1897792
-------------                       ---------                     ----------
(State or other                   (Commission                   (IRS Employer
jurisdiction                        File No.)                Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                       30144
---------------------------------------------                       -----
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5            Other Events.
                  -------------

                  The Certificateholders Statement for the month of January 2003 was distributed to the Series 2000-1 Certificateholders on February 18, 2003.

                  The Certificateholders Statement for the month of January 2003 was distributed to the Series 2000-2 Certificateholders on February 18, 2003.

                  The Certificateholders Statement for the month of Janaury 2003 was distributed to the Series 2002-1 Certificateholders on February 18, 2003.

                  Effective as of November 30, 2002, the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among Tyler International Funding, Inc., as transferor, First North American National Bank, as transferor under the prior agreement and as servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee, was amended by the parties thereto pursuant to Amendment No. 1 to Amended and Restated Master Pooling and Servicing Agreement dated as of November 30, 2002.

                  Effective as of February 6, 2003, the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001, as amended, among Tyler International Funding, Inc., as transferor, First North American National Bank, as transferor under the prior agreement and as servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee, was amended by the parties thereto pursuant to Amendment No. 2 to Amended and Restated Master Pooling and Servicing Agreement dated as of February 6, 2003.

Item 7(c).        Exhibits.
                  ---------

                  The  following  are filed as  exhibits  to this  report  under
                  Exhibit 4:

         4.1 Amendment No. 1 to Amended and Restated Master Pooling and Servicing Agreement dated as of November 30, 2002 among Tyler International Funding, Inc., as transferor, First North American National Bank, as servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee.

         4.2 Amendment No. 2 to Amended and Restated Master Pooling and Servicing Agreement dated as of February 6, 2003 among Tyler International Funding, Inc., as transferor, First North American National Bank, as servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee.

                  The  following  are filed as  exhibits  to this  report  under
                  Exhibit 99:

         99.1 Series 2000-1 Certificateholders Statement for the month of January 2003.

         99.2 Series 2000-2 Certificateholders Statement for the month of January 2003.

         99.3 Series 2002-1 Certificateholders Statement for the month of January 2003.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CIRCUIT CITY CREDIT CARD
                                   MASTER TRUST


                                   By:      FIRST NORTH AMERICAN
                                            NATIONAL BANK, as
                                            Servicer


                                   By:      /s/Philip J. Dunn
                                            Philip J. Dunn
                                            Vice President



Date:  February 18, 2003



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST









                                INDEX TO EXHIBITS




        Exhibit
        Number                         Exhibit


         4.1 Amendment No. 1 to Amended and Restated Master Pooling and Servicing Agreement dated as of November 30, 2002 among Tyler International Funding, Inc., as transferor, First North American National Bank, as servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee.

         4.2 Amendment No. 2 to Amended and Restated Master Pooling and Servicing Agreement dated as of February 6, 2003 among Tyler International Funding, Inc., as transferor, First North American National Bank, as servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee.

         99.1 Series 2000-1 Certificateholders Statement for the month of January 2003.

         99.2 Series 2000-2 Certificateholders Statement for the month of January 2003.

         99.3 Series 2002-1 Certificateholders Statement for the month of January 2003.